UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2015

ANCESTRY.COM LLC
(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 705-7000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

On October 21, 2015, Ancestry.com LLC (the “Company”) announced via a press release its preliminary results of operations for the quarter ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 hereto. The exhibit contains references to adjusted EBITDA and free cash flow, which are considered non-GAAP financial measures.
The Company believes that adjusted EBITDA and free cash flow are useful measures of operating performance because they exclude items that the Company does not consider indicative of its core performance. In the case of adjusted EBITDA, net income (loss) is adjusted for interest expense, net; other (income) expense, net; income tax expense (benefit); and non-cash charges, including depreciation, amortization and stock-based compensation expense. Free cash flow subtracts from adjusted EBITDA capitalization of content databases, purchases of property and equipment and cash received (paid) for income taxes and interest. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss) and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP. A reconciliation to net income (loss), the GAAP equivalent of these non-GAAP measures, is contained in tabular form on the attached unaudited summary financial statements.
The Company uses adjusted EBITDA and free cash flow as measures of operating performance; for planning purposes, including the preparation of the annual operating budget; to allocate resources to enhance the financial performance of its business; to evaluate the effectiveness of its business strategies; and in communications with its operating committee concerning its financial performance. The Company also uses adjusted EBITDA as a factor when determining the incentive compensation pool.
The information in this Item 2.02 (including the related information in Exhibit 99.1) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Press release dated October 21, 2015 by the Company reporting its preliminary results of operations for the quarter ended September 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC
(Registrant)

Date: October 21, 2015	By:	/s/ William C. Stern
William C. Stern
Chief Legal Officer

INDEX OF EXHIBITS

Exhibit	Description
99.1	Press release dated October 21, 2015 by the Company reporting its preliminary results of operations for the quarter ended September 30, 2015.